Supplement Dated September 14, 2004 to the
Nuveen Municipal Trust
Statement of Additional Information
dated August 27, 2004

Rule 497(e)
333-14725

This language should be included to
replace and supplement the Reinvestment
of Redemption Proceeds from Unaffiliated
Funds Subject to Merger or Closure language in the section entitled Additional Information on the Purchase and Redemption of Fund Shares.

You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen that are subject to merger or closure. You must provide appropriate documentation the redemption occurred not more than 90 days prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.


Please retain this supplement for future reference.

MGN-SAI-0904D